UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2025
Registrant, State or Other Jurisdiction
of Incorporation or Organization

Commission File Number	Address of Principal Executive Offices, Zip Code and Telephone Number	IRS Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
	(a Texas corporation) 1111 Louisiana
	Houston	Texas	77002
		(713) 207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
	(a Delaware corporation) 1111 Louisiana
	Houston	Texas	77002
		(713) 207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, par value $0.01 per share	CNP	The New York Stock Exchange NYSE Texas
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On May 9, 2025, CenterPoint Energy, Inc. (the “Company”) issued press releases announcing the (A) early tender results and (B) pricing, respectively, of the Tender Offers (as defined below). Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated herein by reference.
The information furnished in Item 7.01, Exhibit 99.1 and Exhibit 99.2 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.
On May 9, 2025, the Company announced the early tender results and pricing of its previously announced cash tender offers (each, a “Tender Offer” and collectively, the “Tender Offers”) to purchase (i) up to $600,000,000 aggregate purchase price (excluding accrued and unpaid interest) (the “CenterPoint Energy Notes Maximum Amount”) of its 5.25% Senior Notes due 2026, 3.70% Senior Notes due 2049, 4.25% Senior Notes due 2028, 5.40% Senior Notes due 2029, 2.95% Senior Notes due 2030 and 2.65% Senior Notes due 2031 (collectively, the “CenterPoint Energy Notes”) and (ii) up to $400,000,000 aggregate purchase price (excluding accrued and unpaid interest) (the “CERC Notes Maximum Amount”) of the 4.10% Senior Notes due 2047, 5.40% Senior Notes due 2033, 5.25% Senior Notes due 2028, 5.40% Senior Notes due 2034 and 4.40% Senior Notes due 2032 (collectively, the “CERC Notes” and, together with the CenterPoint Energy Notes, the “Notes”) issued by its wholly-owned subsidiary, CenterPoint Energy Resources Corp. The sum of the CenterPoint Energy Notes Maximum Amount and the CERC Notes Maximum Amount is $1,000,000,000 (the “Aggregate Maximum Amount”).
Because the Company expects to accept for purchase the Aggregate Maximum Amount of Notes, no additional Notes will be purchased pursuant to the Tender Offers after May 13, 2025, the early settlement date for such Notes validly tendered and accepted for purchase by the Company.
The Tender Offers are made upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 25, 2025.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits
.

Exhibit Number	Exhibit Description

99.1	Press Release issued by the Company on May 9, 2025.

99.2	Press Release issued by the Company on May 9, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: May 9, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: May 9, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer